                                                                            5901


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement            [ ] Confidential, For Use of the Com-
                                               mission Only (as permitted by
                                               Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

          THOR INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

   [X] No fee required.

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

   (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

   (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

   (5) Total fee paid:

--------------------------------------------------------------------------------

   [ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

   (1) Amount previously paid:

--------------------------------------------------------------------------------

   (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

   (3) Filing Party:
--------------------------------------------------------------------------------

   (4) Date Filed:

--------------------------------------------------------------------------------

                                                         Proxy Revision 10/25/00



                               [Thor Letterhead]




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 4, 2000


The 2000 Annual Meeting of Stockholders of Thor Industries, Inc. (the "Company") will be held at 230 Park Avenue, Suite 618, New York, N.Y., on December 4, 2000, at 1:00 p.m., local time, for the purpose of considering and voting upon the following:

     (1)  The election of two directors; and

     (2) Such other business as may properly come before the meeting or any adjournment of the meeting.

Stockholders of record at the close of business on October 20, 2000 will be entitled to notice and to vote at the meeting.



  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN
                AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE.



                                       By Order of the Board of Directors,


                                       Walter L. Bennett
                                       Secretary



October 30, 2000

                                                         Proxy Revision 10/25/00



                              THOR INDUSTRIES, INC.
              419 West Pike Street - Jackson Center, Ohio 45334-0629


PROXY STATEMENT-----------------------------------------------------------------

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Thor Industries, Inc. (the "Company") for use at the 2000 Annual Meeting of Stockholders to be held at 230 Park Avenue, Suite 618, New York City, on December 4, 2000, at 1:00 p.m., local time (the "Meeting"), and any adjournment thereof. The cost of such solicitation is being borne by the Company. This proxy statement and accompanying form of proxy have been provided to stockholders as of October 30, 2000.

The Company does not expect that representatives of Deloitte & Touche LLP, its principal independent accountants, will be present at the Meeting and be available in person to respond to questions. However, such representatives will be available during the Meeting by telephone to respond to any stockholder questions that may be asked.

VOTING BY STOCKHOLDERS----------------------------------------------------------

A proxy in the form accompanying this proxy statement that is properly executed, duly returned to the Company and not revoked prior to the Meeting will be voted in accordance with instructions contained therein. If no instructions are given with respect to the proposals to be voted upon, proxies will be voted in favor of such proposals. Each proxy may be revoked by a stockholder at any time until exercised by giving written notice to the Secretary of the Company, by voting in person at the Meeting, or by submitting a later-dated proxy.

The Common Stock of the Company constitutes its only outstanding security entitled to vote on the matters to be voted upon at this meeting. Each share of Common Stock entitles the holder to one vote. Only stockholders of record at the close of business on October 20, 2000 are entitled to notice of and to vote at the Meeting or any adjournment thereof. As of that date, 11,986,460 shares of common stock were outstanding. The presence, in person or by proxy, of the holders of a majority of all the issued and outstanding Common Stock is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes (i.e., shares held by a broker for its customers that are not voted because the broker does not receive instructions from the customer or because the broker does not have discretionary voting power with respect to the item under consideration) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

In accordance with the By-laws of the Company and the Delaware General Corporation Law a plurality of the votes duly cast is required for the election of directors. Under the Delaware General Corporation Law, although abstentions and broker non-votes are deemed to be present for the purpose of determining whether a quorum is present at a meeting, abstentions and broker non-votes are not deemed to be a vote duly cast. As a result, abstentions and broker non-votes will not be included in the tabulation of voting results with respect to Proposal #1, and therefore with respect to such matters abstentions and broker non-votes do not have the effect of votes in opposition.

A copy of the Company's Annual Report for the fiscal year ended July 31, 2000, ("fiscal 2000") is being sent to each stockholder of record herewith. The Annual Report is not to be considered a part of this proxy soliciting material.

PROPOSAL #1

ELECTION OF DIRECTORS-----------------------------------------------------------

The Company's by-laws provide that the Board of Directors may set the number of directors at no less than one (1) and no more than fifteen (15). The Board of Directors of the Company currently consists of six directors who are divided into three classes. Wade F. B. Thompson and Jan H. Suwinski currently serve as Class A directors; their terms expire in 2002 and Peter B. Orthwein and William Tomson currently serve as Class B directors; their terms expire in 2001. Neil D. Chrisman and Alan Siegel currently serve as Class C directors of the Company; their terms expire on the date of this year's annual meeting.

In accordance with the Certificate of Incorporation of the Company as amend in 1987 Messrs. Chrisman and Siegel have decided to stand for re-election as Class C directors. Following such elections, Messrs. Chrisman and Siegel will serve on the board until the annual meeting in 2003 and until their successors are duly elected and qualified.

The persons named in the enclosed proxy intend to vote FOR the election of the nominees listed below. In the event that a nominee becomes unavailable for election (a situation the Company's management does not now anticipate), the shares represented by proxies will be voted, unless authority is withheld, for such other persons as may be designated by management.

The nominees, as set forth below, are now directors of the Company and have continuously served since their first election or appointment to the Board.


                                                                                FIRST YEAR
  NOMINEE               AGE   PRINCIPAL OCCUPATION                              AS DIRECTOR
-------------------------------------------------------------------------------------------
Neil D. Chrisman        63    Retired Managing Director of J.P. Morgan & Co.      1999
-------------------------------------------------------------------------------------------
Alan Siegel             65    Partner, Akin, Gump, Strauss, Hauer & Feld, LLP     1983
                              law firm which provides regular legal service
                              to the Company.

The Company recommends that you vote FOR Proposal #1.

BUSINESS EXPERIENCE OF DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------
Wade F. B. Thompson, age 60, has been the President and Chief Executive Officer and a Director of the Company since its founding in 1980. He currently serves as Chairman, President, Chief Executive Officer and Director of the Company.

Peter B. Orthwein, age 55, has served as Treasurer and a Director of the Company since its founding in 1980. He currently serves as Vice Chairman, Treasurer and Director of the Company.

Walter L. Bennett, age 54, has been with Airstream since July 1977. He became Vice President, Finance, of Airstream, Inc., in September 1980; Vice President, Finance, of the Company in September 1983; Chief Administrative Officer/ Secretary of the Company in November 1985; Senior Vice President of the
Company in February, 1989, and Chief Financial Officer in March 1999.

Clare G. Wentworth, age 61, has been with the Company since April 1991, as its Vice President, Purchasing. He became Senior Vice President of the Company in March 1993.

Richard E. Riegel III, age 34, has been with the Company since July 1998 as its Vice President of Corporate Development. Prior to joining the Company, Mr. Riegel spent 1997 and 1998 earning his MBA degree from Columbia Business School and from 1992 to 1996 served as Vice President at Lowe & Partners/SMS, a division of the Interpublic Group of Companies, New York. Mr. Riegel is the son-in-law of Wade F. B. Thompson. Lowe & Partners/SMS is an advertising firm and Mr. Riegel was an account manager for various clients.

Neil D. Chrisman, age 63, who was appointed a director in July 1999, is a retired Managing Director of J. P. Morgan & Co. Mr. Chrisman retired from J. P. Morgan in 1993.

Alan Siegel, age 65, who became a Director in September 1983, has been a partner in the law firm of Akin, Gump, Strauss, Hauer and Feld, L.L.P. since August 1995. Mr. Siegel is a Director of The Wet Seal, Inc., and Ermenegildo Zegna Corporation.

Jan H. Suwinski, age 59, who was appointed a Director in July 1999, is Professor of Business Operations at the Samuel Curtis Johnson Graduate School of Management, Cornell University. Mr. Suwinski joined the Johnson School faculty in 1997. Prior to joining the Johnson School faculty, Mr. Suwinski spent 32 years with Corning Incorporated where he held a variety of management positions in several technology-based businesses. Mr. Suwinski was former chairman of Siecor, a Siemens/Corning joint venture. Mr. Suwinski is a Director of Tellabs, Inc.

William C. Tomson, age 64, who became a Director in June 1968, is the President of Board Member, Inc. Mr. Tomson has been with the firm for the past five years. Board Member, Inc. publishes Bank Director and Corporate Board Member magazines.

BOARD OF DIRECTORS, COMMITTEES AND ATTENDANCE AT MEETINGS-----------------------

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall management of file business of the Company. Members of the Board are kept informed of the Company's performance by various reports sent to them at regular intervals by management, as well as by operating and financial reports presented by management at Board meetings. The entire Board met or took action by unanimous consent 5 times during fiscal 2000.

The Stock Option Committee of the Board is composed of Messrs. Siegel and Tomson; Messrs. Chrisman, Suwinski, and Tomson constitute the Audit Committee. The Stock Option Committee met once during fiscal 2000. The Audit Committee met 5 times during fiscal 2000. The Company does not have a standing nominating or compensation committee.

The principal functions of the Stock Option Committee are to grant options, determine which employees and other individuals performing substantial service for the Company may be granted options, and determine the rights and limitations attendant to options granted under the Company's 1999 Stock Option Plan. The principal functions of the Audit Committee are to recommend engagement of the Company's independent public accountants and to maintain communications among the Board of Directors, such independent public accountants and the Company's internal accounting staff with respect to accounting and auditing procedures, the implementation of recommendations by such independent accountants, the adequacy of the Company's internal controls and related matters.

Directors who are not employees of the Company are paid $6,000 per directors' meeting attended, plus expenses. Audit committee members are paid $2,500 per audit committee meeting attended, plus expenses.

Each of the directors have attended all Board of Directors meetings and their respective committee meetings in fiscal 2000.

OWNERSHIP OF COMMON STOCK-------------------------------------------------------

The following table sets forth certain information regarding the Common Stock owned as of October 20, 2000, by each person known by the Company to be the beneficial owner of more than five percent (5%) of the Common Stock, by all directors, executive officers, and executive officers and directors of the Company as a group. As of October 20,2000 there were 11,986,460 shares of Common Stock outstanding.


                                                BENEFICIAL OWNERSHIP (1)
NAME AND ADDRESS OF BENEFICIAL OWNER                NUMBER OF SHARES            PERCENT
------------------------------------            ------------------------        -------
Wade F. B. Thompson..................................4,531,930 (2) ............. 37.8%
419 West Pike Street
Jackson Center, Ohio 45334-0629

Peter B. Orthwein......................................639,100 (3)(4)(5) .......  5.3%
419 West Pike Street
Jackson Center, Ohio 45334-0629

Walter L. Bennett........................................2,625 ......................*
419 West Pike Street
Jackson Center, Ohio 45334-0629

Clare G. Wentworth.......................................9,050 ......................*
419 West Pike Street
Jackson Center, Ohio 45334-0629

Richard E. Riegel III....................................3,450 (6) ..................*
419 West Pike Street
Jackson Center, Ohio 45334-0629

Alan Siegel............................................390,234 (7) ...............3.3%
419 West Pike Street
Jackson Center, Ohio 45334-0629


Neil D. Chrisman.....................................1,000 ..........................*
419 West Pike Street
Jackson Center, Ohio 45334-0629

Jan H. Suwinski......................................2,000 ..........................*
419 West Pike Street
Jackson Center, Ohio 45334-0629

William C. Tomson....................................5,250 ..........................*
419 West Pike Street
Jackson Center, Ohio 45334-0629

First Pacific Advisors, Inc. ....................1,723,625 (8) ..................14.4%
1140 West Olympia Blvd.
Los Angeles, CA 90064

All directors and executive officers as a group
  (nine persons) ................................5,584,639 (9) ..................46.6%

* less than 1%.

(1) Except as otherwise indicated, the persons in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Does not include 221,484 shares owned of record by a trust for the benefit of Mr. Thompson's children, of which Mr. Siegel is sole trustee.

(3) Does not include 168,750 shares owned of record by a trust for the benefit of Mr. Orthwein's adult children, of which Mr. Siegel is co-trustee and as to which Mr. Siegel has shared voting power with Mr. Orthwein's brother.

(4) Includes 12,450 shares owned by Mr. Orthwein's wife, 31,000 shares owned of record by a trust for the benefit of Mr. Orthwein's children, of which Mr. Orthwein is a trustee, 7,500 shares owned of record by a trust for the benefit of Mr. Orthwein's half brother, of which Mr. Orthwein is a trustee, and 30,600 shares of record owned by Mr. Orthwein's minor children for which Mrs. Orthwein acts as custodian.

(5) Does not include 20,400 shares owned of record by Mr. Orthwein's adult children, as to which Mr. Orthwein disclaims beneficial ownership.

(6) Does not include 77,000 shares held by Mr. Riegel's wife, as to which Mr. Riegel disclaims beneficial ownership of such shares.

(7) Includes 221,484 shares and 168,750 shares as noted in footnotes 2 and 3 above. Mr. Siegel disclaims beneficial ownership of such shares.

(8)  Based on Schedule 13G filed by First Pacific Advisors, Inc., on 2/11/2000.

(9) Includes 221,484 shares and 168,750 shares as noted in footnotes 2 and 3 above.


EXECUTIVE COMPENSATION----------------------------------------------------------

Information is furnished below concerning the compensation of the President and Chief Executive Officer and the next four highest paid executive officers of the Company who earned more than $100,000 in salary and bonuses for the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                           ANNUAL                              LONG-TERM                 ALL OTHER
                                           ------                              ---------                 ---------
                                        COMPENSATION                         COMPENSATION              COMPENSATION
                                        ------------                         ------------              ------------
                                                                                                          (2)(5)
                                                                                                          ------
                                                                              SECURITIES
                                                                     --------------------------
                                                                     INCENTIVE
                                                                        STOCK        RESTRICTED
NAME AND PRINCIPAL POSITION        YEAR     SALARY     BONUS(1)      OPTIONS(#)(3)   STOCK(#)(4)
Wade F. B. Thompson                2000   $ 284,615   $ 475,000                                         $184,287
Chairman, President,               1999     200,000     430,000          --                              184,125
Chief Executive Officer            1998     200,000     200,000          --                              184,585
------------------------------------------------------------------------------------------------------------------------
Peter B. Orthwein                  2000   $  95,385   $ 175,000                                         $ 41,749
Vice Chairman, Treasurer           1999      70,000     210,000          --                               41,822
                                   1998      70,000     100,000          --                               41,908
------------------------------------------------------------------------------------------------------------------------
Walter L. Bennett                  2000   $  90,000   $ 390,000          --            $ 22,641         $ 19,650
Senior Vice President, Chief       1999      90,000     350,000          --              17,391           21,496
Financial Officer/Secretary        1998      75,000     280,000        5,000             19,500           17,947
------------------------------------------------------------------------------------------------------------------------
Clare G. Wentworth                 2000   $  90,000   $ 385,000          --            $ 22,641         $ 31,173
Senior Vice President              1999      90,000     345,000          --              17,931           25,739
                                   1998      75,000     310,000        5,000             19,500           21,614
------------------------------------------------------------------------------------------------------------------------
Richard E. Riegel, III             2000   $  70,000   $ 151,000         --                 --               --
Vice President of                  1999      70,000     105,000         --                 --               --
Corporate Development
------------------------------------------------------------------------------------------------------------------------

(1) Messrs. Bennett's, Wentworth's, Riegel's, Thompson's and Orthwein's bonuses are discretionary and depend on the Company's profits.

(2) The Company and Messrs. Thompson and Orthwein entered into a split-dollar life insurance arrangement effective March 18, 1993, under which the Company assists Messrs. Thompson and Orthwein in purchasing whole life insurance on their lives and that of their wives. Under the arrangement Messrs. Thompson and Orthwein pay a portion of the premiums based upon certain Internal Revenue standards and the Company advances the balance of the premiums. The Company is entitled to repayment of the amounts it advances, without interest, upon the occurrence of certain events, including the buildup of the policy's cash surrender value or upon the payment of the death benefit under the policy.

(3) Messrs. Bennett and Wentworth were granted options to purchase shares pursuant to the Thor Industries, Inc. 1988 Incentive Stock Plan at a purchase price of $21.50 per share. Options are exercisable on a one-third basis on May 1, 1998, 1999 and 2000. On April 6, 1998, a 3-for-2 stock split increased the amount of options and reduced the purchase price accordingly to $14.33 per share.

(4) Messrs. Bennett and Wentworth currently hold restricted stock shares granted under the Thor Industries, Inc. Restricted Stock Plan of 2,625 shares each. Each of Messrs. Bennett and Wentworth, as the holders of restricted stock shares, are entitled to receive dividends and other distributions paid with respect to such shares while they are so restricted.

(5) Messrs. Bennett and Wentworth were credited with supplemental deferred compensation earned under the Company's Select Executive Incentive Plan. The amounts credited to each executive shall vest and be payable six years after the effective date of such eligible executive's participation; provided however, that the amount shall vest immediately upon death or age 65.

DIRECTOR COMPENSATION

Directors who are not employees of the Company are paid $6,000 per directors meeting attended, plus expenses. Audit committee members are paid $2,500 per audit committee meeting, plus expenses. The Stock Option Committee receives no payment for meetings.

RESTRICTED STOCK PLAN

The Company has adopted the Thor Industries, Inc., Restricted Stock Plan (the "Stock Plan") effective September 29, 1997. The Stock Plan is administered by the Stock Option Committee. Only Non-Employee Directors (as such term is defined in Rule 16b-3 of the Securities Exchange Act of 1934 as amended) shall be eligible to serve as members of the Stock Option Committee. The Stock Plan is intended to advance the interests of the Company, its stockholders, its subsidiaries and its affiliates by encouraging and enabling inside directors, officers and other employees to acquire and retain a proprietary interest in the Company by ownership of its stock.

The total number of shares available for grants under the Stock Plan may not exceed 150,000 subject to adjustment in certain circumstances and subject to increase by the Board of Directors. Subject to adjustment, no more than 100,000 shares may be granted in any one calendar year. If a grant, or any portion thereof, is forfeited, the forfeited shares will be made available again for grants under the Stock Plan. The Stock Option Committee may, at any time and from time to time, make grants to such participants and in such amounts as it shall determine. Each grant shall be made pursuant to a written instrument which must be executed by the grantee in order to be effective. The Board of Directors may at any time suspend or terminate the Stock Plan or any portion thereof or may amend it from time to time in such respects as the Board may deem to be in the best interests of the Company.

No shares granted under the Stock Plan may be transferred by the recipient thereof until such shares have vested; such shares shall vest on the date specified by the Stock Option Committee in the underlying written agreement pursuant to which the grant was made. Notwithstanding the foregoing, the shares of a recipient who has not previously forfeited any non-vested shares granted to him under the Stock Plan shall automatically vest upon the earliest of (x) the termination by the Company of the recipient other than for cause and (y) the recipient's death, disability or retirement.

During the applicable period of restriction, the recipient of shares under the Stock Plan is the record owner thereof and is entitled to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, if any such dividends or distributions are paid in shares of Company stock during an applicable period of restriction, the shares received shall be subject to the same restrictions as the shares with respect to which they were issued. Moreover, the Stock Option Committee may provide in any written agreement pursuant to which the grant was made such other restrictions, terms and conditions as it may deem advisable with respect to the treatment and holding of any stock, cash or property that is received in exchange for the restricted shares.

SELECT EXECUTIVE INCENTIVE PLAN

The Company has adopted the Thor Industries, Inc. Select Executive Incentive Plan (the "Incentive Plan") effective September 29, 1997. The Incentive Plan is administered by an Administrative Committee (the "Administrative Committee") which is comprised of Messrs. Thompson and Orthwein. The purpose of the Incentive Plan is to provide its eligible executives with supplemental deferred compensation in addition to the current compensation earned under the Company's Management Incentive Plan. It is intended that the Incentive Plan shall constitute an unfunded deferred compensation arrangement for the benefit of a select group of management or highly compensated employees of the Company and its designated subsidiaries and affiliates.

The Board of Directors will designate those employees of the Company (which may include employees of any subsidiary or affiliate thereof) and members of the Board of Directors of the Company who will be eligible executives under the Incentive Plan. For each year of participation, each eligible executive shall be credited with the amount(s), if any, determined by the Board of Directors. The amount to be credited to any eligible executive shall be determined in the sole discretion of the Board of Directors. The amount(s) will be credited to an account maintained for each eligible executive, which will also be credited with earnings and losses as if the amounts were invested in specific investment funds selected by the Administrative Committee (or by the eligible executive if the Administrative Committee establishes a procedure permitting the eligible executive to credit his or her account with respect to the results of one or more of the index funds selected by the Administrative Committee). The Administrative Committee is not obligated to comply with the investment request of an eligible executive, and retains the sole discretion regarding the deci-sion to credit earnings with regard to the results of the index funds selected by any eligible executive. The amount(s) credited to the account of an eligible executive shall vest and be payable six years after the effective date of such eligible executive's participation; provided, however, that the amounts vest immediately upon death or age 65. The Incentive Plan contains non-competition and non-solicitation provisions which prohibit eligible executives from competing with the Company within the United States or Canada during the term of such eligible executive's participation and for a period of eighteen months after termination of employment with the Company for any reason. Non-compliance with such provisions will result in 100% forfeiture of vested benefits. The Company may establish a trust for payment of benefits under the Incentive Plan; such trust shall be a grantor trust for tax purposes. Payment of benefits will generally be made following termination of employment in one of the following forms: (a) lump sum; (b) substantially equal annual installments for five years;
(c) substantially equal installments for ten years; or (d) any other actuarially equivalent form approved by the Administrative Committee.

PERFORMANCE GRAPH

The performance graph set forth below compares the cumulative total stockholder returns on the Company's Common Stock (assumes $100 invested on July 31, 1995 and that all dividends are reinvested) against the cumulative total returns of the Standard and Poor Corporation's S&P 500 Composites Stock Price Index (S&P
500) and a "Peer Group" of companies selected by the Company whose primary business is recreation vehicles or mid-size buses for the five year period ended July 31, 2000. The peer group consists of the following companies: Coachmen Industries, Inc.; Fleetwood Enterprises, Inc.; Winnebago Industries, Inc.; Collins Industries, Inc.; and Supreme Industries, Inc. The Company cautions that stock price performance noted below should not be considered indicative of potential future stock price performance. The Company changed its peer group in fiscal 2000 to include Collins Industries, Inc. and Supreme Industries, Inc. Metrotrans Corporation was removed because it is no longer traded.


                               COMPARISON OF CUMULATIVE TOTAL RETURN

                     7/31/95     7/31/96    7/31/97    7/31/98    7/30/99    7/31/00
                --------------------------------------------------------------------
Thor Industries I     100.00      100.61     134.00     202.18     238.79     191.34
Old Peer Group        100.00      161.51     169.56     202.58     215.28     118.58
New Peer Group        100.00      159.02     172.99     203.56     216.90     122.97
S&P500 Compo          100.00      113.86     169.78     199.39     236.40     254.57


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company does not have a separate compensation committee. Messrs. Thompson and Orthwein jointly make the determinations concerning executive officer compensation for each fiscal year, subject to the review of the Board of Directors.

COMMITTEE REPORT ON EXECUTIVE COMPENSATION

As indicated above, the Company does not have a separate compensation committee. The Board of Directors of the Company has set a policy that compensation of management personnel should be based upon profitability. Thus, management is provided with incentive based compensation consisting generally of 12% to 18% of their division's pre-tax profits in excess of targets established by the Company's Chief Executive Officer. In accordance with this policy, Messrs. Thompson and Orthwein jointly make the determinations concerning executive officer compensation for each fiscal year, subject to the review of the Board of Directors. With respect to their own compensation, Messrs. Thompson and Orthwein, at the recommendation of the Board of Directors, have established relatively low fixed salaries for themselves and receive bonuses relating to profitability.

        Wade F. B. Thompson             Alan Siegel
        Peter B. Orthwein               Jan H. Suwinski
        Neil D. Chrisman                William C. Tomson


CERTAIN RELATIONS AND TRANSACTIONS WITH MANAGEMENT

Messrs. Thompson and Orthwein, each of whom serves as a director and officer of the Company, own Hi-Lo Trailer Co. and the controlling interest in TowLite, Inc., which produce and sell telescoping travel trailers. Management believes that such trailers are a distinct product line within the recreation vehicle industry and do not compete directly with any products manufactured or sold by the Company.

Messrs. Thompson and Orthwein also own all the stock of Cash Flow Management, Inc. The Company pays Cash Flow Management a management consulting fee of $96,000 per annum, which is used to defray expenses, including the rent of offices used by Messrs. Thompson, Orthwein and Riegel.

Alan Siegel, a director of the Company, is a member of the law firm Akin, Gump, Strauss, Hauer & Feld, LLP, which provides outside counsel to the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The federal securities laws require the filing of certain reports by officers, directors and beneficial owners of more than ten percent (10%) of the Company's securities with the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates. Based solely on a review of copies of the filings furnished to the Company, or written representations that no such filings were required, the Company believes that all filing requirements were satisfied by each of the Company's officers, directors and ten percent (10%) stockholders for fiscal 2000.

STOCKHOLDER PROPOSALS

Proposals by stockholders that are intended to be presented at the 2001 Annual Meeting must be received by the Company on or before July 2, 2001.

Notice of a shareholder proposal submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, which are not received on or before September 15, 2001, will be considered untimely. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with applicable requirements.

OTHER MATTERS

Management knows of no other matters that will be presented for consideration at the meeting. However, if any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgement.


                                       By Order of the Board of Directors,



                                       WALTER L. BENNETT
                                       Secretary

     PROXY                                                              PROXY


                             THOR INDUSTRIES, INC.
                ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 4, 2000

     The undersigned stockholder of Thor Industries, Inc. hereby appoints WADE F.B. THOMPSON and PETER B. ORTHWEIN or each of them, with power of substitution and revocation to each, as proxies to appear and vote all shares of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on December 4, 2000 and any adjournments thereof, hereby revoking any proxy heretofore given, notice of which meeting and related proxy statement have been received by the undersigned.

            PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)



--------------------------------------------------------------------------------

                             THOR INDUSTRIES, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [ ]



[                                                                                                                                  ]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND SHALL BE VOTED
AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR
PROPOSAL #1.

1.  Election of Directors (Class C term expires 2003):                  For    Withhold    For All
    Nominees:                                                           All    All         Except Nominee(s) Written Below.
    01 Neil D. Chrisman         02 Alan Siegel                          [ ]    [ ]         [ ] ____________________________________

2. In their discretion, upon the transaction of such other business as may come before the meeting.


---------------------------------------------------------           Dated_____________________________________________________, 2000

                                                                    Signature(s)______________________________________________(L.S.
           THIS SPACE RESERVED FOR ADDRESSING
                  (key lines do not print)                          __________________________________________________________(L.S.
                                                                    (Stockholder(s) should sign here exactly as name appears hereon.

---------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE


                                                        YOUR VOTE IS IMPORTANT.

                                    PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                                                  USING THE ENCLOSED ENVELOPE.